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                                                             Exhibit-10(LX)(05)

                                TRANSMITTAL SHEET

                             APPROVALS/CONCURRENCES

AGREEMENT FOR THE VIRAGEN-ARC BUFFYCOAT SUPPLY AGREEMENT.

DATED AUGUST 12, 1998.

Using Office Review and Approval     /s/ Niall Conway
                                     ------------------------------------------
                                           (Signature)

                                     NIALL CONWAY, VICE PRESIDENT, MANUFACTURING

                                                     8/13/98
                                                -----------------
                                                     (Date)

Office of General Counsel Review     /s/ Julia Soyars-Berman
 and Approval                        ------------------------------------------
                                           (Signature)

                                     JULIA SOYARS-BERMAN, COUNSEL, OFFICE OF
                                           GENERAL COUNSEL

                                                     8/12/98
                                                --------------------
                                                     (Date)

Vice President, Finance Review       /s/ Joel Polster
and Approval                         ------------------------------------------
                                           (Signature)

                                     JOEL POLSTER, ACTING VICE PRESIDENT,
                                            BIOMEDICAL FINANCE

                                                     8/14/98
                                               ---------------------
                                                      (Date)

VIRAGEN, INC.                                        VIRAGEN USA, INC.

     ---------------        --------       ----------------------       -------
By:  Gerald Smith           Date           By:  Charles F. Fistel       Date
     President                                  Executive Vice President